EXHIBIT 10.3

PROMISSORY NOTE

SECURED BY DEED OF TRUST

$,000.00	Las Vegas, Nevada
, 2003

This Promissory Note (“Note”) is executed pursuant to the Construction Loan Agreement (the “Loan Agreement”), dated as of, 2003, (“Borrower”), and (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

FOR VALUE RECEIVED, Borrower promises to pay to Lender, or order, the principal sum of Dollars ($,000.00) (the “Note Amount”), as provided in the Loan Agreement, together with interest as provided herein. Pursuant to the Construction Loan Agreement of even date herewith, the loan amount shall be disbursed in installments as follows:

1. Interest Rate. Interest shall accrue on the full Note Amount, from the date the Deed of Trust is recorded until the date the Note Amount is paid in full, at the rate of percent (%) per annum. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. Accrued but unpaid interest shall be compounded monthly.

2. Payments. Monthly interest on the Note Amount shall be due and payable on the first day of each month, in advance. For example, interest that would accrue in the month of May will be due and payable on May 1, and will be calculated on the amount due under the Note on that day. Provided no Event of Default is then existing, at the time any principal amount of the Loan is repaid, the next interest payment (or the final principal payment that fully repays the Loan) shall be reduced by the excess prepaid interest, if any All payments shall be made in lawful money of the United States of America and in immediately available funds at Lender’s office, the address for which is specified in the Loan Agreement, or at such other place as the holder hereof may from time to time direct by written notice to Borrower.

3. Maturity Date. The term of this Note shall be for a period of XX (X) months from the date the entire Loan Amount and documents needed to close the Loan are deposited with the Title Company. If not sooner paid, the outstanding principal balance under this Note, all accrued and unpaid interest, and all other indebtedness of Borrower owing under any and all of the Loan Documents shall be due and payable in full on the Maturity Date.

4. Application of Payments. All payments on this Note shall, at the option of the holder hereof, be applied first to the payment of accrued interest then payable. This Note is entitled to all of

10.3-1

the rights, benefits and privileges provided for in the Loan Agreement as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

5. Prepayment. Maker agrees that all loan fees and any prepaid finance charges are fully earned as of the date hereof and will not be subject to refund upon early payment (whether voluntary or as a result of default). Subject to the foregoing, at any time prior to the Maturity Date, Maker may prepay this Note in part or in full without penalty.

6. Collateral. This Note is secured by (1) the Deed of Trust (the “Deed of Trust”) executed by Borrower, as trustor, in favor of Lender, as beneficiary, covering certain real property located in the County of Clark, State of Nevada (the “Property”), and (2) all other existing and future Security Documents.

7. Defaults; Acceleration. The occurrence of any Event of Default as defined in the Loan Agreement shall be a default hereunder. Upon the occurrence of an Event of Default, Lender may declare the entire principal of the Note then outstanding (if not then due and payable thereunder) and all other obligations of Borrower hereunder and under the Loan Documents, to be due and payable immediately, and, subject to applicable provisions of law, upon any such declaration the principal of the Note and accrued and unpaid interest, and all other amounts to be paid under the Note, the Deed of Trust or any other Loan Document shall become and be immediately due and payable, anything in this Note or in the Deed of Trust to the contrary notwithstanding.

8. Late Charge. Borrower acknowledges that if any interest payment is not made when due or if the entire amount due under this Note is not paid by the Maturity Date or, if accelerated as permitted by this Note or any other Loan Document, by the payment date given in the acceleration notice, the holder hereof will incur extra administrative expenses (i.e., in addition to expenses incident to receipt of timely payment) and the loss of the use of funds in connection with the delinquency in payment. Because the actual damages suffered by the holder hereof by reason of such extra administrative expenses and loss of use of funds would be impracticable or extremely difficult to ascertain, Borrower agrees that five percent (5%) of the amount so delinquent shall be the amount of damages to which such holder is entitled, upon such breach, in compensation therefor. Therefore, Borrower shall, in the event any payment required under this Note is not paid within five (5) days after the date when such payment becomes due and payable pursuant to Sections 2 and 3, above, and without regard to any default notice under Section 7, and without further notice, pay to the holder hereof as such holder’s sole monetary recovery to cover such extra administrative expenses and loss of use of funds, liquidated damages in the amount of five percent (5%) of the amount of such delinquent payment. The provisions of this paragraph are intended to govern only the determination of damages in the event of a breach in the performance of the obligation of Borrower to make timely payments hereunder, including the timely payment of any accelerated amount.. Nothing in this Note shall be construed as an express or implied agreement by the holder hereof to forbear in the collection of any delinquent payment or in exercising any of its rights and remedies under the Loan Documents, or be construed as in any way giving Borrower the right, express or implied, to fail to

10.3-2

make timely payments hereunder, whether upon payment of such damages or otherwise. The right of the holder hereof to receive payment of such liquidated and actual damages, and receipt thereof, are without prejudice to the right of such holder to collect such delinquent payments and any other amounts provided to be paid hereunder or under any security for this Note or to declare a default hereunder or under any security for this Note.

9. Default Rate. From and after the Maturity Date or, if any Event of Default occurs and is not timely cured, from the date the payment was due regardless of any cure period provided in the notice of default, through and including the date such default is cured, at the option of the holder hereof, all amounts owing under the Note and all sums owing under all of the Loan Documents shall bear interest at a default rate equal to twenty percent (20%) per annum (“Default Rate”). Such interest shall be paid on the first day of each month thereafter, or on demand if sooner demanded.

10. Waivers. Borrower waives any right of offset it now has or may hereafter have against the holder hereof and its successors and assigns. Borrower waives presentment, demand, protest, notice of protest, notice of nonpayment or dishonor and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note (other than notices expressly required by the terms of the Loan Agreement). Borrower expressly agrees that any extension or delay in the time for payment or enforcement of this Note, to renewal of this Note and to any substitution or release of the Property, all without any way affecting the liability of Borrower hereunder. Any delay on Lender’s part in exercising any right hereunder or under any of the Loan Documents shall not operate as a waiver. Lender’s acceptance of partial or delinquent payments or the failure of Lender to exercise any rights shall not waive any obligation of Borrower or any right of Lender, or modify this Note, or waive any other similar default.

11. Costs of Collection. Borrower agrees to pay all reasonable costs of collection when incurred and all costs incurred by the holder hereof in exercising or preserving any rights or remedies in connection with the enforcement and administration of this Note or following a default by Borrower, including but not limited to reasonable attorneys’ fees. If any suit or action is instituted to enforce this Note, Borrower promises to pay, in addition to the costs and disbursements otherwise allowed by law, such sum as the court may adjudge reasonable attorneys’ fees in such suit or action.

12. Sale or Other Encumbrances.

(a) In order to induce Lender to make the loan secured hereby, Borrower agrees that if the Mortgaged Property or any part thereof or any interest therein, shall be sold (except sales for which a partial release of the Deed of Trust shall be made pursuant to the Loan Agreement), assigned, transferred, conveyed, pledged, mortgaged or encumbered with financing other than that secured hereby or otherwise alienated by Borrower whether voluntarily or involuntarily or by operation of law, except as shall be specifically hereinafter permitted or without the prior written consent of Lender, then Lender, at its option, may declare this Note and all other obligations hereunder to be forthwith due and payable. Except as shall be otherwise specifically provided herein, any (a) change in the legal or equitable ownership of the Mortgaged Property whether or not

10.3-3

of record, or (b) change in the form of entity or ownership (including the hypothecation or encumbrance thereof) of the stock or any other ownership interest in Borrower shall be deemed a transfer of an interest in the Mortgaged Property; provided, however, that any transfer of the Mortgaged Property or any interest therein to an entity which controls, is controlled by, or is under common control with Borrower shall not be considered a transfer hereunder. In connection herewith, the financial stability and managerial and operational ability of Borrower is a substantial and material consideration to Lender in its agreement to make the loan to Borrower secured hereby. The transfer of an interest in the Mortgaged Property may materially alter and reduce Lender’s security for the indebtedness secured hereby. Moreover, Lender has agreed to make its loan based upon the presumed value of the Mortgaged Property and the Rents and Profits thereof. Therefore, it will be a diminution of Lender’s security if junior financing, except as shall be permitted by Lender, or if other liens or encumbrances should attach to the Mortgaged Property.

(b) Borrower may request Lender to approve a sale or transfer of the Mortgaged Property to a party who would become the legal and equitable owner of the Mortgaged Property and would assume any and all obligations of Borrower under the Loan Documents (the “Purchaser”). Lender shall not be obligated to consider or approve any such sale, transfer or assumption or request for the same. However, upon such request, Lender may impose limiting conditions and requirements to its consent to an assumption.

(c) In the event ownership of the Mortgaged Property, or any part thereof, becomes vested in a person or persons other than Borrower, the Lender may deal with such successor or successors in interest with reference to this Note or the Deed of Trust in the same manner as with Borrower, without in any way releasing, discharging or otherwise affecting the liability of Borrower under this Note, the Deed of Trust or the other Loan Documents. No sale of Borrower’s interest in the Mortgaged Property, no forbearance on the part of Lender, no extension of the time for the payment of the Deed of Trust indebtedness or any change in the terms thereof consented to by Lender shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of the Borrower herein, either in whole or in part. Any deed conveying the Mortgaged Property, or any part thereof, shall provide that the grantee thereunder assume all of Borrower’s obligations under this Note, the Deed of Trust and all other Loan Documents. In the event such deed shall not contain such assumption, Lender shall have all rights reserved to it hereunder in the event of a default or if Lender shall not elect to exercise such rights and remedies, the grantee under such deed shall nevertheless be deemed to have assumed such obligations by acquiring the Mortgaged Property or such portion thereof subject to the Deed of Trust. Nothing contained in this section shall be construed to waive the restrictions against the transfer of the Mortgaged Property contained in Section 12(a).

13. Usury. Borrower hereby represents that this loan is for commercial use and not for personal, family or household purposes. It is the specific intent of the Borrower and Lender that this Note bear a lawful rate of interest, and if any court of competent jurisdiction should determine that the rate herein provided for exceeds that which is statutorily permitted for the type of transaction evidenced hereby, the interest rate shall be reduced to the highest rate permitted by applicable law, with any excess interest theretofore collected being applied against principal or, if such principal has been fully repaid, returned to Borrower upon written demand.

10.3-4

14. Notices. Any and all notices, demands and/or communications described herein, or which may be necessary or appropriate hereunder, shall be given as provided in the Deed of Trust.

15. Assignment By Lender. Lender may assign its rights hereunder or obtain participants in this Note at any time, and any such assignee, successor or participant shall have all rights of the Lender hereunder; provided, however, that any such assignment shall in no way affect Lender’s obligation to fund the Loan pursuant to the Loan Agreement and terms hereof.

16. Multiple Parties. A default on the part of any one entity comprising Borrower or any Guarantor of this Note shall be deemed a default on the part of Borrower hereunder.

17. Construction. This Note and all security documents and guaranties executed in connection with this Note have been reviewed and negotiated by Borrower, Lender and Guarantors at arms’ length with the benefit of or opportunity to seek the assistance of legal counsel and shall not be construed against either party. The titles and captions in this Note are inserted for convenience only and in no way define, limit, extend, or modify the scope of intent of this Note.

18. Partial Invalidity. If any court of competent jurisdiction declares any section or provision of this Note invalid or unenforceable, said determination shall not affect the validity or enforceability of the remaining terms hereof. No such determination in one jurisdiction shall affect any provision of this Note to the extent it is otherwise enforceable under the laws of any other applicable jurisdiction.

19. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Note shall be construed according to and governed by the laws of the State of Nevada, without regard to its choice of law provisions.

(b) BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEVADA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS NOTE, OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN CLARK COUNTY, NEVADA, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY FORUM OTHER THAN CLARK COUNTY, NEVADA (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY

10.3-5

ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 14 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

(c) BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE INDEBTEDNESS SECURED HEREBY OR ANY CONDUCT, ACT OR OMISSION OF LENDER, TRUSTEE OR BORROWER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER, TRUSTEE OR BORROWER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

BORROWER:

By:

10.3-6